Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Text block [abstract]
Commitments and Contingencies
27.	Commitments and Contingencies
Mineral Stream Interests
The following tables summarize the Company’s commitments to make per ounce or per pound cash payments for gold, silver, palladium, platinum and cobalt to which it has the contractual right pursuant to the PMPAs:
Per Ounce Cash Payment for
Gold

Mineral Stream Interests	Attributable Payable Production to be Purchased		Per Ounce Cash Payment 1		Term of Agreement		Date of Original Contract

Constancia	50%		$429	²	Life of Mine		8-Aug-12

Salobo	75%		$433		Life of Mine		28-Feb-13

Sudbury	70%		$400		20 years		28-Feb-13

San Dimas	variable	³	$643		Life of Mine		10-May-18

Stillwater	100%		18%	4	Life of Mine		16-Jul-18

Blackwater	8%	5	35%		Life of Mine		13-Dec-21

Platreef	62.5%	5	$100	5	Life of Mine	5	7-Dec-21	7

Other

Copper World	100%		$450		Life of Mine		10-Feb-10

Marmato	10.5%	5	18%	4	Life of Mine		5-Nov-20

Santo Domingo	100%	5	18%	4	Life of Mine		24-Mar-21

Fenix	22%	6	20%		Life of Mine		15-Nov-21

El Domo	50%	5	18%	4	Life of Mine		17-Jan-22

Marathon	100%	5	18%	4	Life of Mine		26-Jan-22

Goose	2.78%	5	18%	4	Life of Mine		8-Feb-22

Cangrejos	4.4%	5	18%	4	Life of Mine		16-May-23

Curraghinalt	3.05%	5	18%	4	Life of Mine		15-Nov-23

Kudz Ze Kayah	7.375%	5	20%		Life of Mine		22-Dec-21	7

Koné	19.5%	5	20%	8	Life of Mine		23-Oct-24

Kurmuk	6.7%	5	15%		Life of Mine		5-Dec-24

Spring Valley	8%	5	20%	8	Life of Mine		6-Nov-25

Hemlo	10.13%	5	20%	8	Life of Mine		26-Nov-25

Early Deposit

Toroparu	10%		$400		Life of Mine		11-Nov-13

Cotabambas	25%	5	$450		Life of Mine		21-Mar-16

Kutcho	100%		20%		Life of Mine		14-Dec-17

1)
The production payment is measured as either a fixed amount per ounce of gold delivered, or as a percentage of the spot price of gold on the date of delivery. Contracts where the payment is a fixed amount per ounce of gold delivered are subject to an annual inflationary increase, with the exception of Sudbury. Additionally, should the prevailing market price for gold be lower than this fixed amount, the per ounce cash payment will be reduced to the prevailing market price, subject to an annual inflationary factor.

2)	Subject to an increase to $550 per ounce of gold after the initial 40-year term.
3)
Under the terms of the San Dimas PMPA, the Company is entitled to an amount equal to 25% of the payable gold production plus an additional amount of gold equal to 25% of the payable silver production converted to gold at a fixed gold to silver exchange ratio of 70:1 from the San Dimas mine. If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated. Effective October 29, 2025, the fixed gold to silver exchange ratio was revised from 90:1 to 70:1
.

4)	To be increased to 22% once the market value of all metals delivered to Wheaton, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
5)	Under certain PMPAs, the Company’s attributable gold percentage will be reduced once certain thresholds are achieved:

a.	Blackwater – reduced to 4% once the Company has received 464,000 ounces of gold.

b.
Platreef - reduced to 50% once the Company has received 218,750 ounces of gold, with a further reduction to 3.125% once the Company has received 428,300 ounces, at which point the per ounce cash payment increases to 80% of the spot price of gold. If certain thresholds are met, including if production through the Platreef project concentrator achieves 5.5 Mtpa, the 3.125% residual gold stream will terminate.

c.	Marmato – reduced to 5.25% once Wheaton has received 310,000 ounces of gold.

d.	Santo Domingo – reduced to 67% once the Company has received 285,000 ounces of gold.

e.	El Domo – reduced to 33% once the Company has received 145,000 ounces of gold.

f.	Marathon – reduced to 67% once the Company has received 150,000 ounces of gold.

g.	Goose – reduced to 1.44% once the Company has received 87,100 ounces of gold, with a further reduction to 1% once the Company has received 134,000 ounces.

h.	Cangrejos – reduced to 2.9% once the Company has received 469,000 ounces of gold.

i.	Curraghinalt – reduced to 1.5% once the Company has received 125,000 ounces of gold.

j.
Koné -reduced to 10.8% once the Company has received 400,000 ounces of gold, subject to adjustment if there are delays in deliveries relative to an agreed schedule, with a further reduction to 5.4% once the Company has received an additional 130,000 ounces of gold.

k.
Kurmuk – reduced to 4.8% once the Company has received 220,000 ounces of gold. During any period in which debt exceeding $150 million ranks ahead of the gold stream, the stream percentage increases to 7.15% and decreases to 5.25% once the drop down threshold is reached.

l.
Kudz Ze Kayah – reduced to 6.125% once the Company has received 330,000 ounces of gold, with a further reduction to 5.5% until the Company has received an additional 59,800 ounces of gold, with a further reduction to 5.5% until the Company has received an additional 270,200 ounces of gold, thereafter increased to 6.75%.

m.	Cotabambas – reduced to 16.67% once the Company has received 90 million silver equivalent ounces.

n .	Spring Valley – reduced to 6% once the Company has received 300,000 ounces of gold.

o .
Hemlo – reduced to
6.75
% once the Company has received
135,750
ounces of gold (the “First Dropdown Threshold”), with a further reduction to
4.5
% once the Company has received an additional
117,998
ounces of gold (the “Second Dropdown Threshold”), at which point this rate will apply for the life of the
 mine. Each of

the First Dropdown Threshold and the Second Dropdown Threshold will be subject to adjustment if there are delays in deliveries relative to an agreed schedule, and commencing in 2033, if deliveries fall behind the agreed schedule by 10,000 ounces or more, the stream percentage will be increased by 5% until deliveries catch up with the agreed schedule. The payable gold will be reduced by half with respect to gold production from certain claims comprising the Interlake deposit

6)
On October 21, 2024, the Company amended the Fenix PMPA. Under the original agreement, the Company was to acquire an amount of gold equal to 6% of the gold production until 90,000 ounces have been delivered, 4% of the gold production until the delivery of a further 140,000 ounces and 3.5% gold production thereafter for the life of mine. Under the revised agreement, the Company is entitled to purchase an additional 16% of payable gold production (22% in total) (subject to adjustment if there are delays in deliveries relative to an agreed schedule). Once Rio2 delivers the incremental 95,000 ounces (as adjusted), the stream reverts to the percentages and thresholds under the original Fenix PMPA (as described). Rio2 has a one-time
option to terminate the requirement to deliver the incremental gold production from the end of 2027 until the end of 2029 by delivering 95,000 ounces (as adjusted) less previously delivered gold ounces, excluding those gold ounces which would have been delivered under the original Fenix PMPA.

7)	On February 27, 2024, the Company closed the Orion Purchase Agreement to acquire the Platreef and Kudz Ze Kayah PMPAs .
8 )	Until October 23, 2029, there is a price adjustment mechanism under the Koné PMPA

a.
if the spot price of gold is less than $2,100 per ounce, the Company will pay 20% of $2,100 less 25% of the difference between $2,100 and $1,800, less 30% of the difference between $1,800 and the spot price of gold; and

b.	if the spot price is greater than $2,700 per ounce, the Company will pay 25% of the difference between $3,000 and $2,700, plus 30% of the difference between the actual spot price of gold and $3,000.
Per Ounce Cash Payment for Silver

Mineral Stream Interests	Attributable Payable Production to be Purchased		Per Ounce Cash Payment 1		Term of Agreement	Date of Original Contract

Peñasquito	25%		$4.62		Life of Mine	24-Jul-07

Constancia	100%		$6.32	2	Life of Mine	8-Aug-12

Antamina	33.75%		20%		Life of Mine	3-Nov-15

Blackwater	50%	6	18%	7	Life of Mine	13-Dec-21

Other

Los Filos	100%		$4.74		25 years	15-Oct-04

Zinkgruvan	100%		$4.81		Life of Mine	8-Dec-04

Stratoni	100%		$11.54		Life of Mine	23-Apr-07

Neves-Corvo	100%		$4.55		50 years	5-Jun-07

Aljustrel	100%	3	50%		50 years	5-Jun-07

El Alto 4	25%		$3.90		Life of Mine	8-Sep-09

Copper World	100%		$3.90		Life of Mine	10-Feb-10

Loma de La Plata	12.5%		$4.00		Life of Mine	n/a	5

Marmato	100%	6	18%	7	Life of Mine	5-Nov-20

Cozamin	50%	6	10%		Life of Mine	11-Dec-20

El Domo	75%		18%	7	Life of Mine	17-Jan-22

Mineral Park	100%		18%	7	Life of Mine	24-Oct-23

Kudz Ze Kayah	7.375%	6	20%		Life of Mine	22-Dec-21	8

Early Deposit

Toroparu	50%		$3.90		Life of Mine	11-Nov-13

Cotabambas	100%	6	$5.90		Life of Mine	21-Mar-16

Kutcho	100%		20%		Life of Mine	14-Dec-17

1)
The production payment is measured as either a fixed amount per unit of silver delivered, or as a percentage of the spot price of silver on the date of delivery. Contracts where the payment is a fixed amount per ounce of silver delivered are subject to an annual inflationary increase, with the exception of Loma de La Plata. Additionally, should the prevailing market price for silver be lower than this fixed amount, the per ounce cash payment will be reduced to the prevailing market price, subject to an annual inflationary factor.

2)	Subject to an increase to $9.90 per ounce of silver after the initial 40-year term.
3)	Wheaton only has the rights to silver contained in concentrate containing less than 15% copper at the Aljustrel mine.
4)	Previously referred to as Pascua-Lama.
5)	Terms of the agreement not yet finalized.
6)	Under certain PMPAs, the Company’s attributable silver percentage will be reduced once certain thresholds are achieved:

a.	Blackwater – reduced to 33% once the Company has received 17.8 million ounces of silver.

b.	Marmato – reduced to 50% once the Company has received 2.15 million ounces of silver.

c.	Cozamin – reduced to 33% once the Company has received 10 million ounces of silver.

d.	Cotabambas – reduced to 66.67% once the Company has received 90 million silver equivalent ounces.
e.
Kudz Ze Kayah – reduced to 6.125% once the Company has received 43.30 million ounces of silver, with a further reduction to 5.5% until the Company has received an additional 7.96 million ounces of silver, with a further reduction to 5.5% until the Company has received an additional 35.34 million ounces of silver, thereafter increased to 6.75%.

7)	To be increased to 22% once the total market value of all metals delivered to the Company, net of the per ounce cash payment, exceeds the initial upfront cash deposit.
8)	On February 27, 2024, the Company closed the Orion Purchase Agreement to acquire the Platreef and Kudz Ze Kayah PMPAs.

Per Ounce Cash Payment for Palladium and Platinum and Per Pound for Cobalt

Mineral Stream Interests	Attributable Payable Production to be Purchased		Per Unit of Measurement Cash Payment 1		Term of Agreement		Date of Original Contract

Palladium
Stillwater	4.5%	²	18%	³	Life of Mine		16-Jul-18
Platreef	5.25%	²	30%	²	Life of Mine	²	7-Dec-21	4

Platinum
Marathon	22%	²	18%	³	Life of Mine		26-Jan-22
Platreef	5.25%	²	30%	²	Life of Mine	²	7-Dec-21	4

Cobalt
Voisey’s Bay	42.4%	²	18%	³	Life of Mine		11-Jun-18

1)	The production payment is measured as either a fixed amount per unit of metal delivered, or as a percentage of the spot price of the underlying metal on the date of delivery.
2)	Under certain PMPAs, the Company’s attributable metal percentage will be reduced once certain thresholds are achieved:

a.	Stillwater – reduced to 2.25% once the Company has received 375,000 ounces of palladium, with a further reduction to 1% once the Company has received 550,000 ounces.

b.
Platreef – reduced to 3% once the Company has received 350,000 ounces of combined palladium and platinum, with a further reduction to 0.1% once the Company has received a combined 485,115 ounces, at which point the per ounce cash payment increases to 80% of the spot price of palladium and platinum. If certain thresholds are met, including if production through the Platreef project concentrator achieves 5.5 Mtpa, the 0.1% residual palladium and platinum stream will terminate.

c.	Marathon – reduced to 15% once the Company has received 120,000 ounces of platinum.

d.	Voisey’s Bay – reduced to 21.2% once the Company has received 31 million pounds of cobalt.
3)	To be increased to 22% once the market value of all metals delivered to Wheaton, net of the per unit cash payment, exceeds the initial upfront cash deposit.
4)	On February 27, 2024, the Company closed the Orion Purchase Agreement to acquire the Platreef and Kudz Ze Kayah PMPAs.

Other Contractual Obligations and Contingencies

	Projected Payment Dates 1

(in thousands)	2026	2027 - 2028	2029 - 2030	After 2030	Total

Payments for mineral stream interests & royalty

Salobo	$-	$8,000	$16,000	$56,000	$80,000

Copper World 2	-	231,151	-	-	231,151

Marmato	81,984	-	-	-	81,984

Santo Domingo	-	260,000	-	-	260,000

El Domo	87,750	43,875	-	-	131,625

Marathon	-	102,145	43,777	-	145,922

Cangrejos	-	84,420	84,420	-	168,840

Curraghinalt	-	-	-	55,000	55,000

Loma de La Plata	-	-	-	32,400	32,400

Spring Valley	260,000	360,000	-	-	620,000

Kudz Ze Kayah	-	15,000	-	-	15,000

Koné	156,250	-	-	-	156,250

Payments for early deposit mineral stream interest

Cotabambas	-	-	-	126,000	126,000

Toroparu	-	-	-	138,000	138,000

Kutcho	-	-	-	58,000	58,000

Leases liabilities	995	2,056	2,147	4,908	10,106

Total contractual obligations	$586,979	$1,106,647	$146,344	$470,308	$2,310,278

1)	Projected payment date based on management estimate. Dates may be updated in the future as additional information is received.
2)	Figure includes contingent transaction costs of $1 million.
Salobo
The Company will be required to make annual payments of $8.5 million over a
10-year
period, if the Salobo mine implements a high-grade mine plan. Payments will be made for each year in which the high-grade plan is achieved.
Copper World Complex
The Company is committed to pay Hudbay total upfront cash payments of $230 million in two installments, with the first $50 million being advanced upon Hudbay’s receipt of permitting for the Copper World Complex and other customary conditions and the balance of $180 million being advanced once project costs incurred on the Copper World Complex exceed $98 million and certain other customary conditions. Under the Copper World Complex PMPA, the Company is permitted to elect to pay the deposit in cash or the delivery of common shares. Additionally, the Company will be entitled to certain delay payments, including where construction ceases in any material respect, or if completion is not achieved within agreed upon timelines.
Marmato
Under the terms of the Marmato PMPA, the Company is committed to pay Aris Mining additional upfront cash payments of $82 million, payable during the construction of the Marmato Lower Mine development portion of the Marmato mine, subject to customary conditions.
Santo Domingo
Under the terms of the Santo Domingo PMPA, the Company is committed to pay Capstone Copper Corp., (“Capstone”) additional upfront cash payments of $260 million, which is payable during the construction of the Santo Domingo project, subject to customary conditions being satisfied, including Capstone attaining sufficient financing to cover total expected capital expenditures.

Fenix
Under the terms of the Fenix PMPA, the Company provided a
$20 million secured standby loan
facility, however this facility was cancelled on December 19, 2025.
El Domo
Under the terms of the El Domo PMPA, the Company is committed to pay additional upfront cash payments of $131.6 million, which includes $0.25 million which will be paid to support certain local community development initiatives around the El Domo project. The payments will be payable in three staged installments during construction, subject to various customary conditions being satisfied.
Marathon
Under the terms of the Marathon PMPA, the Company is committed to pay additional upfront cash payments of $146 million (Cdn$200 million), which is to be paid in four staged installments during construction of the Marathon project, subject to various customary conditions being satisfied.
Cangrejos
Under the terms of the Cangrejos PMPA, the Company is committed to pay additional upfront consideration of $169 million, which is to be paid in two staged equal installments during construction of the mine, subject to various customary conditions being satisfied.
Curraghinalt
Under the terms of the Curraghinalt PMPA, the Company is committed to pay additional upfront cash payments of $55 million to be paid to an affiliate of Dalradian Gold during construction of the Curraghinalt project.
Loma de La Plata
Under the terms of the Loma de La Plata PMPA, the Company is committed to pay Pan American Silver Corp., (“PAAS”) total upfront cash payments of $32 million following the satisfaction of certain conditions, including PAAS receiving all necessary permits to proceed with the mine construction and the Company finalizing the definitive terms of the PMPA.
Spring Valley
Under the terms of the Spring Valley PMPA, the Company is committed to pay Waterton Gold Corp. (“Waterton Gold”) additional upfront cash payments of $
620
million in
 installments as various conditions are satisfied. The Company has also provided a cost overrun facility (the “Spring Valley Facility”) of up to $
150
million, accessible during an availability period commencing once the full upfront consideration has been paid under the Spring Valley PMPA. The Spring Valley Facility has a maturity date of three years following the first drawdown under the Spring Valley Facility.
Mineral Park
The Company has entered into a loan agreement to provide a secured debt facility of up to $25 million to Origin Mining Company, LLC, the Mineral Park owner and affiliate of Waterton Copper, to help support the mine construction if necessary, once the full upfront consideration under the stream has been paid.
Kudz Ze Kayah
Under the terms of the amended KZK PMPA, an additional $15 million contingency payment is due to BCM if the KZK project achieves certain permitting milestones.
Koné
Under the terms of the Koné PMPA, the Company is committed to pay one additional upfront cash payment of $
156 million during construction, subject to certain customary conditions. The Company has also provided Montage Gold Corp., with a secured debt facility of up to $75 million to be allocated to project costs, including cost overruns, prior to completion of construction and once the full upfront consideration under the Koné PMPA has been paid.
Cotabambas
Under the terms of the Cotabambas Early Deposit Agreement, the Company is committed to pay Panoro Minerals Ltd., additional upfront cash payments of $126 million. Following the delivery of a bankable definitive feasibility study, environmental study and impact assessment, and other related documents (collectively, the “Cotabambas Feasibility Documentation”), and receipt of permits and construction commencing, the Company may then advance the remaining deposit or elect to terminate the Cotabambas Early Deposit Agreement. If the Company elects to terminate, the Company will be entitled to a return of the portion of the amounts advanced less $2 million payable upon certain triggering events occurring.

Toroparu
Under the terms of the Toroparu Early Deposit Agreement, the Company is committed to pay a subsidiary of Aris Mining an additional $138 million, payable on an installment basis to partially fund construction of the mine. Aris Mining is to deliver certain feasibility documentation. Prior to the delivery of this feasibility documentation, Wheaton may elect to (i) not proceed with the agreement or (ii) not pay the balance of the upfront consideration and reduce the gold stream percentage from 10% to 0.909% and the silver stream percentage from 50% to nil. If option (i) is chosen, Wheaton will be entitled to a return of the amounts advanced less $2 million. If Wheaton elects option (ii), Aris Mining may elect to terminate the agreement and Wheaton will be entitled to a return of the amount of the deposit already advanced less $2 million.
Kutcho
Under the terms of the Kutcho Early Deposit Agreement, the Company is committed to pay Kutcho additional upfront cash payments of $58 million, which will be advanced on an installment basis to partially fund construction of the mine once certain conditions have been satisfied.
Tax Contingencies
Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time, including audits and disputes.
Under the terms of the settlement with the CRA of the transfer pricing dispute relating to the 2005 to 2010 taxation years (the “CRA Settlement”), income earned outside of Canada by the Company’s foreign subsidiaries will not be subject to tax in Canada under transfer pricing rules. The CRA Settlement principles apply to all taxation years after 2010 subject to there being no material change in facts or change in law or jurisprudence. Bill C-15, Budget 2025 Implementation Act, No. 1, contains proposed amendments to the existing transfer pricing regime under the Tax Act, which could have an impact on the application of the CRA Settlement to taxation years after 2025. Once it is in force, the Company expects to apply the same transfer pricing methodology and achieve a consistent outcome with past periods.
The CRA is not restricted under the terms of the CRA Settlement from issuing reassessments on some basis other than transfer pricing which could result in some or all of the income of the Company’s foreign subsidiaries being subject to tax in Canada
.
It is not known or determinable by the Company when any ongoing audits by CRA of international and domestic transactions will be completed, or whether reassessments will be issued, or the basis, quantum or timing of any such potential reassessments, and it is therefore not practicable for the Company to estimate the financial effect, if any, of any ongoing audits. From time to time there may also be proposed legislative changes to law or outstanding legal actions that may have an impact on the current or prior periods, the outcome, applicability and impact of which is also not known or determinable by the Company.
General
By their nature, contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. If the Company is unable to resolve any of these matters favorably, there may be a material adverse impact on the Company’s financial performance, cash flows or results of operations. In the event that the Company’s estimate of the future resolution of any of the foregoing matters changes, the Company will recognize the effects of the change in its consolidated financial statements in the appropriate period relative to when such change occurs.